                                                                     EXHIBIT T3F

                            CROSS REFERENCE TABLE(1)

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------
310(a)(1)                                                              7.10
(a)(2)                                                                 7.10
(a)(3)                                                                 N.A.
(a)(4)                                                                 N.A.
(a)(5)                                                                 7.10
(b)                                                                    7.10
(c)                                                                    N.A.
311(a)                                                                 7.11
(b)                                                                    7.11
(c)                                                                    N.A.
312(a)                                                                 2.5
(b)                                                                    11.3
(c)                                                                    11.3
313(a)                                                                 7.6
(b)(1)                                                                 N.A.
(b)(2)                                                                 7.7
(c)                                                                    7.6, 11.2
(d)                                                                    7.6
314(a)                                                                 4.3, 11.2
(b)                                                                    N.A.
(c)(1)                                                                 11.4
(c)(2)                                                                 11.4
(c)(3)                                                                 N.A.
(d)                                                                    N.A.

(1) This Cross Reference Table is not part of the Indenture.

N.A. means not applicable.

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------
(e)                                                                    11.5
(f)                                                                    N.A.
315(a)                                                                 7.2
(b)                                                                    7.5, 11.2
(c)                                                                    7.1
(d)                                                                    7.1
(e)                                                                    6.11
316(a) (last sentence)                                                 11.6
(a)(1)(A)                                                              6.5
(a)(1)(B)                                                              6.4
(a)(2)                                                                 N.A.
(b)                                                                    6.7
(c)                                                                    2.13
317(a)(1)                                                              6.8
(a)(2)                                                                 6.9
(b)                                                                    2.4
318(a)                                                                 11.1
(b)                                                                    N.A.
(c)                                                                    11.1

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